EXHIBIT 10.129


When recorded, return to:

Steven R. Haydon
Streich Lang, P.A.
One South Church Avenue
Suite 1700
Tucson, Arizona 85701




              DEED OF TRUST, ASSIGNMENT OF RENTS,
             SECURITY AGREEMENT AND FIXTURE FILING

     This Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (hereinafter called "Deed of Trust") is made as of the 8th day of June, 1999, by and among NORD COPPER CORPORATION, a Delaware corporation, whose mailing address is 201 3rd Street, NW, Suite 1750, Albuquerque, New Mexico 87102, and whose chief executive office (or residence if such party is an individual without an office) is located at 201 3rd Street, NW, Suite 1750, Albuquerque, New Mexico 87102 , hereinafter called "Trustor," Steven R. Haydon, whose mailing address is One South Church Avenue, Suite 1700, Tucson, Arizona 85701, hereinafter called "Trustee," and ARIMETCO, INC., a Nevada corporation, whose mailing address is 7739 East Broadway, Suite 352, Tucson, Arizona 85710-3947, hereinafter called "Beneficiary."

                          WITNESSETH:

SECTION 1.     GRANTING CLAUSE; WARRANTY OF TITLE

     1.1 Except as provided in Paragraph 4.2 hereof, Trustor hereby irrevocably grants, transfers, and assigns to Trustee, in trust, with power of sale, all of Trustee's present and future estate, right, title and interest in and to that real property and all buildings and other improvements now thereon or hereafter constructed thereon (the "Premises"), in the County of Cochise, State of Arizona, described on Schedule "A" attached hereto and by this reference made a part hereof, subject to those matters specifically described on Schedule "B" attached hereto and by this reference made a part hereof (the "Permitted Exceptions"), together with all of the following which, with the Premises (except where the context otherwise requires), are hereinafter collectively called the "Trust Property":

          (a)  All appurtenances in and to the Premises;

          (b) All water and water rights, ditches and ditch rights, reservoir and reservoir rights, stock or interests in irrigation or ditch companies, minerals, oil and gas rights, royalties, lease or leasehold interests owned by Trustor, now or hereafter used or useful in connection with, appurtenant to or related to the Premises;
           (c) All right, title and interest of Trustor now owned or hereafter acquired in and to all streets, roads, alleys and public places, and all easements and rights of way, public or private, now or hereafter used in connection with the Premises;

          (d) All machinery, equipment, fixtures and materials now or at any time attached to the Premises together with all processing, manufacturing and service equipment and other personal property now or at any time hereafter located on or appurtenant to the Premises and used in connection with the management and operation thereof;

          (e) Any licenses, contracts, permits and agreements required or used in connection with the ownership, operation or maintenance of the Premises, and the right to the use of any tradename, trademark, or service mark now or hereafter associated with the operation of any business conducted on the Premises;

          (f) Any and all insurance proceeds, and any and all awards, including interest, previously and hereafter made to Trustor for taking by eminent domain of the whole or any part of the Premises or any easements therein;

          (g) Subject to the rights of Beneficiary under Section 3 hereof, all existing and future leases, subleases, licenses and other agreements for the use and occupancy of all or any portion of the Premises and all income, receipts, revenues, rents, issues and profits arising from the use or enjoyment of all or any portion of the Premises.

     TRUSTOR FURTHER REPRESENTS, WARRANTS, COVENANTS AND AGREES
AS FOLLOWS:

SECTION 2.     OBLIGATION SECURED

     This Deed of Trust is given for the purpose of securing, in such order of priority as Beneficiary may elect:

     2.1 Payment of the sum of ONE MILLION FIVE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($1,550,000.00) with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys' fees, according to the terms of that Promissory Note dated of even date herewith, made by Trustor, payable to the order of Beneficiary, and all extensions, modifications, renewals or replacements thereof (hereinafter called the "Note"). Subject to any determination by the Bankruptcy Court in Beneficiary's pending bankruptcy case as to the amount owed to Cochise County, Beneficiary agrees that Trustor shall and directs Trustor to pay the principal and interest amounts due under the Note directly to the Cochise County, Arizona Treasurer (the "Treasurer") in satisfaction of the tax liens outstanding on the date hereof against the Johnson Camp Property ("Tax Liens") so long as such Tax Liens remain outstanding. Upon payment in full of the Tax Liens and release thereof, Trustor agrees to pay the remainder of the amounts due under the Note to the Treasurer in satisfaction of the Tax Liens satisfies all payment obligations of the Trustor to the Beneficiary under the Note for the purchase of the Johnson Camp Property; and

     2.2 Payment, performance and observance by Trustor of each covenant, condition, provision and agreement contained herein and of all monies expended or advanced by Beneficiary pursuant to the terms hereof, or to preserve any right of Beneficiary hereunder, or to protect or preserve the Trust Property or any part thereof;

All of the indebtedness and obligations secured by this Deed of Trust are hereinafter collectively called the "Obligation."

SECTION 3.     LEASES; ASSIGNMENT OF RENTS AND LEASES

     3.1 To facilitate payment and performance of the Obligation, Trustor hereby absolutely transfers and assigns to Beneficiary all right, title and interest of Trustor in and to
(i) all existing and future leases, subleases, licenses and other agreements for the use and occupancy of all or any part of the Trust Property, whether written or oral and whether for a definite term or month to month, including but not limited to those described on Schedule "C" attached hereto and by this reference made a part hereof, together with all guarantees of the lessee's obligations thereunder and together with all extensions, modifications and renewals thereof (hereinafter called the "Leases"), and (ii) all income, receipts, revenues, rents, issues and profits now or hereafter arising from or out of the Leases or from or out of the Trust Property or any part thereof, including without limitation room rents, minimum rents, additional rents, percentage rents, parking and maintenance charges and fees, tax and insurance contributions, proceeds of the sale of utilities and services, cancellation premiums, claims for damages arising from any breach of the Leases, proceeds from any sale or other disposition of all or any portion of the Trust Property, and all other benefits arising from the use or enjoyment of, or the lease, sale or other disposition of, all or any portion of the Trust Property, together with the immediate and continuing right to receive all of the foregoing (hereinafter called the "Rents"). In furtherance of this Assignment, and not in lieu hereof, Beneficiary may require a separate assignment of rents and leases and/or separate specific assignments of rents and leases covering one or more of the Leases; the terms of all such assignments are incorporated herein by reference.

     3.2 Trustor hereby authorizes and directs the lessees and tenants under the Leases that, upon written notice from Beneficiary, all Rents shall be paid directly to Beneficiary as they become due. Trustor hereby relieves the lessees and tenants from any liability to Trustor by reason of the payment of the Rents to Beneficiary. Nevertheless, Trustor shall be entitled to collect the Rents until Beneficiary notifies the lessees and tenants in writing to pay the Rents to Beneficiary. Beneficiary is hereby authorized to give such notification upon the occurrence of an Event of Default and at any time thereafter while such Event of Default is continuing. Receipt and application of the Rents by Beneficiary shall not constitute a waiver of any right of Beneficiary under this Deed of Trust or applicable law, shall not cure any Event of Default hereunder, and shall not invalidate or affect any act done in connection with such Event of Default, including, without limitation, any trustee's sale or foreclosure proceeding.

     3.3 All Rents collected by Trustor shall be applied in the following manner:

          First, to the payment of all taxes and lien assessments levied against the Trust Property, where provision for paying such is not otherwise made;

          Second, to the payment of ground rents (if any) payable with respect to the Trust Property;

          Third, to the payment of any amounts due and owing under the Obligation;

          Fourth, to the payment of current operating costs and expenses (including repairs, maintenance and necessary acquisitions of property and expenditures for capital improvements) arising in connection with the Trust Property;

          Fifth, to Trustor or its designee.

All Rents collected by Beneficiary may be applied to the items above listed in any manner that Beneficiary deems advisable and without regard to the aforestated priorities.

     3.4 Trustor represents and warrants that: (i) the Leases are in full force and effect and have not been modified or amended; (ii) the Rents have not been waived, discounted, compromised, setoff or paid more than one month in advance; (iii) there are no other assignments, transfers, pledges or encumbrances of any Leases or Rents; and (iv) neither Trustor nor the lessees and tenants are in default under the Leases.

     3.5 Trustor shall (i) fulfill or perform each and every material term, covenant and provision of the Leases to be fulfilled or performed by the lessor thereunder; (ii) give prompt notice to Beneficiary of any notice received by Trustor of default thereunder or of any alleged default or failure of performance that could become a default thereunder, together with a complete copy of any such notice; and (iii) enforce, short of termination thereof, the performance or observance of each and every material term, covenant and provision of each Lease to be performed or observed by the lessees and tenants thereunder.

     3.6 Trustor, without the prior written consent of Beneficiary (not to be unreasonably withheld) shall not: (i) cancel, modify or alter, or accept the surrender of, any Lease;
(ii) assign, transfer, pledge or encumber, the whole or any part of the Leases and Rents to anyone other than Beneficiary; (iii) accept any Rents more than one month in advance of the accrual thereof; (iv) do or permit anything to be done, the doing of which, or omit or refrain from doing anything, the omission of which, could be a breach or default under the terms of any Lease or a basis for termination thereof.

     3.7 Beneficiary does not assume and shall not be liable for any obligation of the lessor under any of the Leases and all such obligations shall continue to rest upon Trustor as though this assignment had not been made. Beneficiary shall not be liable for the failure or inability to collect any Rents.

     3.8 Neither the Assignment of Rents and Leases contained herein or in any separate assignment nor the exercise by Beneficiary of any of its rights or remedies thereunder or in connection therewith, prior to Beneficiary obtaining actual possession of the Trust Property as provided in Paragraph 8.2 hereof, shall constitute Beneficiary a "mortgagee in possession" or otherwise make Beneficiary responsible or liable in any manner with respect to the Trust Property or the occupancy, operation or use thereof. In the event Beneficiary obtains actual possession of the Trust Property as provided in Paragraph 8.2 hereof, Beneficiary shall have the rights, and Beneficiary's liability shall be limited, as provided in that Paragraph.

SECTION 4.     SECURITY AGREEMENT

     4.1 Except as provided in Paragraph 4.2 hereof, this Deed of Trust shall cover, and the Trust Property shall include, all property now or hereafter affixed or attached to or incorporated upon the Premises, which, to the fullest extent permitted by law, shall be deemed fixtures and a part of the Premises. To the extent any of the Trust Property consists of rights in action or personal property covered by the Uniform Commercial Code, this Deed of Trust shall also constitute a security agreement, and Trustor hereby grants to Beneficiary, as secured party, a security interest in such property, including all proceeds thereof, for the purpose of securing the Obligation. In addition, except as provided in Paragraph 4.2 hereof, for the purpose of securing the Obligation, Trustor hereby grants to Beneficiary, as secured party, a security interest in all of the property located on, or used in connection with or associated with the Premises described below in, to, or under which Trustor now has or hereafter acquires any right, title or interest, whether present, future, or contingent: all equipment, inventory, accounts, general intangibles, instruments, documents, and chattel paper, as those terms are defined in the Uniform Commercial Code, and all other personal property of any kind (including without limitation money and rights to the payment of money), whether now existing or hereafter created, that are now or at any time hereafter (i) in the possession or control of Beneficiary in any capacity; (ii) erected upon, attached to, or appurtenant to, the Premises; (iii) located or used on the Premises or identified for use on the Premises (whether stored on the Premises or elsewhere); or (iv) used in connection with, arising from, related to, or associated with the Premises or any of the personal property described herein, the construction of any improvements on the Premises, the ownership, development, maintenance, leasing, management, or operation of the Premises, the use or enjoyment of the Premises, or the operation of any business conducted on the Premises; including without limitation all such property more particularly described as follows:

          (a) Buildings, structures and improvements, and building materials, fixtures and equipment to be incorporated into any buildings, structures or improvements;

          (b) Goods, materials, supplies, fixtures, equipment, machinery, furniture and furnishings, including without limitation, all such items used for (i) generation, storage or transmission of air, water, heat, steam, electricity, light, fuel, refrigeration or sound; (ii) ventilation, air-conditioning, heating, refrigeration, fire prevention and protection, sanitation, drainage, cleaning, transportation, communications, maintenance or recreation; (iii) removal of dust, refuse, garbage or snow; (iv) transmission, storage, processing or retrieval of information; and (v) floor, wall, ceiling and window coverings and decorations;

           (c) Income, receipts, revenues, rents, issues and profits, including without limitation, room rents, minimum rents, additional rents, percentage rents, parking and maintenance charges and fees, tax and insurance contributions, proceeds of the sale of utilities and services, cancellation premiums, and claims for damages arising from the breach of any leases;

          (d) Water and water rights, ditches and ditch rights, reservoirs and reservoir rights, stock or interest in irrigation or ditch companies, minerals, oil and gas rights, royalties, and lease or leasehold interests;

          (e) Plans and specifications prepared for the construction of any improvements, including without limitation, all studies, estimates, data, and drawings;

          (f) Documents, instruments and agreements relating to, or in any way connected with, the operation, control or development of the Premises, including without limitation, any declaration of covenants, conditions and restrictions and any articles of incorporation, bylaws and other membership documents of any property owners association or similar group;

          (g) Claims and causes of action, legal and equitable, in any form whether arising in contract or in tort, and awards, payments and proceeds due or to become due, including without limitation those arising on account of any loss of, damage to, taking of, or diminution in value of, all or any part of the Premises or any personal property described herein;

          (h) Sales agreements, escrow agreements, deposit receipts, and other documents and agreements for the sale or other disposition of all or any part of the Premises or any of the personal property described herein, and deposits, proceeds and benefits arising from the sale or other disposition of all or any part of the Premises or any of the personal property described herein;

          (i) Policies or certificates of insurance, contracts, agreements or rights of indemnification, guaranty or surety, and awards, loss payments, proceeds, and premium refunds that may be payable with respect to such policies, certificates, contracts, agreements or rights;

          (j) Contracts, agreements, permits, licenses, authorizations and certificates, including without limitation all architectural contracts, construction contracts, management contracts, service contracts, maintenance contracts, franchise agreements, license agreements, building permits and operating licenses;

          (k)  Trade names, trademarks, and service marks
(subject to any franchise or license agreements relating thereto);

          (l) Refunds and deposits due or to become due from any utility companies or governmental agencies;

          (m) Replacements and substitutions for, modifications of, and supplements, accessions, addenda and additions to, all of the personal property described herein;

           (n) Books, records, correspondence, files and electronic media, and all information stored therein;

together with all products and proceeds of all of the foregoing, in any form, including all proceeds received, due or to become due from any sale, exchange or other disposition thereof, whether such proceeds are cash or non-cash in nature, and whether represented by checks, drafts, notes or other instruments for the payment of money. The personal property described or referred to in this Paragraph 4.1 is hereinafter called the "Personal Property." The security interests granted in this Paragraph 4.1 are hereinafter severally and collectively called the "Security
Interest."   The Personal Property includes and the Security
Interest extends to the particular items shown on Schedule "D" attached hereto. The parties hereto agree that this Deed of Trust shall be deemed and is a Security Agreement as defined in and for all purposes under the Uniform Commercial Code as in effect in the State of Arizona.

     4.2 Notwithstanding anything herein to the contrary, the Trust Property shall not include and the Security Interest granted to Beneficiary under Paragraph 4.1 shall not extend to and shall not be in any buildings, structures, improvements, fixtures, machinery, equipment, furniture and furnishings, or any contracts, leases documents, instruments or agreements thereof; hereafter acquired by Trustor unless such property was acquired in whole or in part with the proceeds of the Trust Property or are replacements in whole or in part for the Trust Property.

     4.3 The Security Interest shall be self-operative with respect to the Personal Property, but Trustor shall execute and deliver upon receipt of written request therefor from Beneficiary such additional security agreements, financing statements and other instruments as may be reasonably requested in order to impose the Security Interest more specifically upon the Personal Property. The Security Interest, at all times, shall be prior to any other interests in the Personal Property except any lien or security interest granted in connection with any Permitted Exception. Trustor shall act and perform as necessary and shall execute and file all security agreements, financing statements, continuation statements and other documents reasonably requested by Beneficiary to establish, maintain and continue the perfected Security Interest. Trustor, on demand, shall promptly pay all costs and expenses of filing and recording.

     4.4 Trustor shall not sell, transfer, assign or otherwise dispose of any Personal Property or any interest therein without obtaining the prior written consent of Beneficiary not to be unreasonably withheld, except Personal Property that Trustor is obliged to replace pursuant to the terms hereof. Unless Beneficiary then agrees otherwise in writing, all proceeds from any permitted sale or disposition in excess of that required for replacements shall be paid to Beneficiary to be applied to the Obligation, whether or not then due. Trustor shall keep the Personal Property free of all security interests or other encumbrances, except the Security Interest and any security interests and encumbrances granted in connection with any Permitted Exception. Although proceeds of Personal Property are covered hereby, this shall not be construed to mean that Beneficiary consents to any sale of the Personal Property.

     4.5 Trustor shall keep and maintain the Personal Property in at least as good condition and repair as in existence as of the date hereof, normal wear and tear excepted, and shall promptly replace any part thereof that from time to time may become obsolete, badly worn or in a state of disrepair. All such replacements shall be free of any other security interest or encumbrance, except any security interest or encumbrance granted in connection with any Permitted Exception.

     4.6 Except for purposes of replacement and repair, Trustor, without the prior written consent of Beneficiary not to be unreasonably withheld, shall not remove, or permit the removal of, any Personal Property from the Premises.

     4.7 Trustor hereby warrants, covenants and agrees that: (i) the Personal Property is or will be used primarily for business (other than farm) purposes; (ii) the Personal Property will be kept at the Premises; and (iii) Trustor's records concerning the Personal Property will be kept at Trustor's address as set forth in the beginning of this Deed of Trust or at the Premises.

     4.8 Trustor represents and warrants that (i) the name specified above for Trustor is the true and correct legal name of Trustor, and (ii) the address specified above is the address of Trustor's chief executive office. Trustor shall give Beneficiary immediate written notice of any change in the location of: (i) Trustor's chief executive office, as set forth in the beginning of this Deed of Trust; (ii) the Personal Property or any part thereof; or (iii) Trustor's records concerning the Personal Property. Trustor shall give Beneficiary immediate written notice of any change in the name, identity or structure of Trustor.

     4.9 All covenants and warranties of Trustor contained in this Deed of Trust shall apply to the Personal Property whether or not expressly referred to in this Section 4. The covenants and warranties of Trustor contained in this Section 4 are in addition to, and not in limitation of, those contained in the other provisions of this Deed of Trust.

     4.10 Upon its recording in the real property records, this Deed of Trust shall be effective as a financing statement filed as a fixture filing. In addition, a carbon, photographic or other reproduced copy of this Deed of Trust and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement. The filing of any other financing statement relating to any personal property, rights or interests described herein shall not be construed to diminish any right or priority hereunder.

SECTION 5.     PROTECTION AND PRESERVATION OF THE TRUST PROPERTY

     5.1 Trustor shall neither commit nor permit to occur any waste upon the Trust Property but shall at all times make or cause to be made all commercially reasonable repairs, maintenance, renewals and replacements as may be necessary to maintain the Trust Property in at least as good condition and repair as in existence as of the date hereof, normal wear and tear excepted.. Trustor shall neither use nor permit the use of the Trust Property in material violation of any applicable statute, ordinance or regulation, including, without limitation, the Americans With Disabilities Act of 1990 and corresponding rules and regulations (the "ADA"), or any policy of insurance insuring the Trust Property. Trustor shall not Release on, under or about the Premises any Hazardous Substance nor permit any third party to do so except in substantial accordance with Environmental Law. As used herein, the following terms shall have the meanings specified below:

     The term "Environmental Law" shall mean any federal, state or local statute, ordinance, or regulation pertaining to health, industrial hygiene, or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C.
Section 9601, et seq. ("CERCLA"); the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901, et seq. ("RCRA"); and the Arizona Environmental Quality Act, Title 49, Arizona Revised Statutes, and all rules adopted and guidelines promulgated pursuant to the foregoing.

     The term "Hazardous Substance" shall include:

          (a) those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" in CERCLA, RCRA, and the Hazardous
Materials Transportation Act, 49 U.S.C. Section 1801, et seq., and in the regulations promulgated pursuant thereto;

          (b) those substances defined as "hazardous substances" in A.R.S. Section 49-201 and in rules adopted or guidelines promulgated pursuant thereto;

          (c)  those substances listed in the United States
Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302 and amendments thereto); and

          (d) all other substances, materials and wastes that are, or that become, regulated under, or that are classified as hazardous or toxic under, any Environmental Law.

     The term "Release" shall mean any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing, or dumping.

     5.2 Trustor shall promptly complete any improvements that may be commenced, in good and workmanlike manner and in conformity with the ADA. Trustor shall repair and restore, in conformity with the ADA, any portions of the Trust Property that may be damaged or destroyed. Trustor shall pay when due all claims for work performed and materials furnished on or in connection with the Trust Property or any part thereof and shall pay, discharge, or cause to be removed, all mechanic's, artisan's, laborer's or materialman's charges, liens, claims of liens or encumbrances upon the Trust Property. Trustor shall substantially comply with all material laws, ordinances and regulations now or hereafter enacted, including, without limitation, the ADA, affecting the Trust Property or requiring any alterations or improvements to be made. Except as required by law, Trustor shall not remove, substantially alter, or demolish any building or improvement included in the Trust Property without Beneficiary's prior written consent not to be unreasonably withheld.

     5.3 (a) Trustor shall provide and maintain policies of fire and extended coverage insurance on the Trust Property in an amount not less than the full insurable value, on a replacement-cost basis, of the Trust Property and, when requested by Beneficiary, shall also provide and maintain policies of insurance in amounts commercially reasonable covering vandalism and malicious mischief, sprinkler leakage, rent abatement and/or business loss, flood damage, earthquake and all other risks commonly insured against by persons owning like properties in the locality of the Trust Property or commonly required by prudent institutional lenders making loans secured by liens against such properties. All such policies shall contain standard, non-contributory trust beneficiary clauses making losses payable to Beneficiary. Trustor shall also provide and maintain comprehensive public liability insurance in amounts reasonably required by Beneficiary and containing endorsements naming Beneficiary as an additional insured. All insurance policies shall be with companies from time to time reasonably approved by Beneficiary, shall provide that Beneficiary is to receive thirty
(30) days' notice prior to cancellation and shall otherwise be in form and substance reasonably satisfactory to Beneficiary. Original policies of insurance shall be delivered to Beneficiary; renewal policies shall be delivered to Beneficiary thirty (30) days before the expiration of the then-existing policies with satisfactory proof that the premiums for renewal have been paid.

          (b) In the event of loss, Trustor shall give immediate notice to Beneficiary, and Beneficiary may make proof of loss if not made promptly by Trustor. Each insurance company is hereby authorized and directed to make payment for loss directly to an escrow account with a third party bank selected by Beneficiary in its reasonable discretion upon the written discretion of Beneficiary, instead of to Trustor or to Trustor and Beneficiary jointly; Beneficiary may apply all or any part of such insurance proceeds to the payment of the Obligation, whether or not then due, or the restoration or repair of the Trust Property. Beneficiary shall not be responsible for any insurance, for the collection of any insurance proceeds, or for the insolvency of any insurer. Application of insurance proceeds in an amount less than the full outstanding amount of the Obligations by Beneficiary shall not cure nor waive any Event of Default nor invalidate any act done hereunder because of any such Event of Default. In the event of the sale of the Trust Property under the power of sale herein granted to Trustee, or upon foreclosure of this Deed of Trust as a mortgage, or in the event Beneficiary or a receiver appointed by the court shall take possession of the Trust Property without sale, then all right, title and interest of Trustor in and to all insurance policies then in force shall inure to the benefit of and pass to the beneficiary in possession, receiver or purchaser at such sale, as the case may be. Beneficiary is hereby appointed attorney in fact for Trustor to assign and transfer such policies.

           (c) If the insurance proceeds are to be used for the restoration and repair of the Trust Property, they shall be held in a non-interest bearing escrow account with a third party bank selected by Beneficiary in its reasonable discretion (the "Restoration Account"). Trustor, at its expense, shall promptly prepare and submit to Beneficiary all plans and specifications necessary for the restoration and repair of the damaged Trust Property, together with evidence reasonably acceptable to Beneficiary setting forth the total expenditure needed for the restoration and repair based upon a fixed price contract with a reputable builder and covered by performance and labor and material payment bonds. The plans and specifications and all other aspects of the proposed restoration and repair shall be subject to Beneficiary's approval not to be unreasonable withheld. In the event the insurance proceeds held in the Restoration Account are insufficient to complete the restoration and repair, Trustor shall deposit in the Restoration Account an amount equal to the difference between the amount then held in the Restoration Account and the total contract price for the restoration and repair. Trustor may commence restoration and repair of the damaged Trust Property only when authorized in writing by Beneficiary to do so and thereafter shall proceed in a commercially reasonable manner with the restoration and repair until completed. Disbursements shall be made from the Restoration Account for the restoration and repair in accordance with a disbursement schedule, and subject to other terms and conditions, reasonably acceptable to Beneficiary. Disbursements from the Restoration Account shall be charged first against funds deposited by Trustor and, after such funds are exhausted, against the insurance proceeds deposited therein. In the event the amounts held in the Restoration Account exceed the cost of the restoration and repair of the damaged Trust Property, the excess funds shall be disbursed to Trustor to the extent of any amounts deposited therein by Trustor. Any funds remaining after such disbursement, at Beneficiary's option, may be applied by Beneficiary to the payment of the Obligation, whether or not then due, or may be disbursed to Trustor. All funds held in the Restoration Account are hereby assigned to Beneficiary as further security for the Obligation. Beneficiary, at any time, may apply all or any part of the funds held in the Restoration Account to the curing of any Event of Default.

     5.4 Trustor shall maintain and preserve all patented and unpatented mining claims that are a part of the Trust Property. Trustor shall pay or cause to be paid all taxes and assessments of every kind, nature and description levied or assessed on or against the Trust Property and shall deliver to Beneficiary, at least ten (10) days before they become delinquent, receipts showing payment of all such taxes and assessments. Trustor shall maintain and preserve all permits associated with the Trust Property and shall pay or cause to be paid all fees and charges of every kind, nature and description with respect to the permits and shall deliver to Beneficiary at least ten (10) days before they become delinquent, receipts showing payment of all such fees and charges. Trustor also shall pay when due all dues and charges for water and water delivery, electricity, gas, sewers, waste removal, bills for repairs, and any and all other claims, encumbrances and expenses incident to the ownership of the Trust Property and when requested by Beneficiary, Trustor shall promptly deliver to Beneficiary evidence of payment of such expenses. Trustor may contest in good faith the validity or amount of any tax, assessment, charge or encumbrance in the manner provided by law, provided that Trustor shall have furnished Beneficiary a cash deposit to be held in an escrow account with a third party bank selected by Beneficiary in its reasonable discretion to protect Beneficiary against the creation of any lien on, or any sale or forfeiture of, the Trust Property. Upon the final determination of Trustor's contest, Trustor shall promptly pay all sums determined to be due. Any deposit or security provided by Trustor shall be returned to Trustor upon the final determination of Trustor's contest and the payment by Trustor of the sums, if any, determined to be due.

     5.5 Beneficiary may contest, by appropriate legal proceedings, the validity of any valuation for real or personal property tax purposes or of any levy or assessment of any real or personal property taxes against the Trust Property either in the name of Beneficiary or the name of Trustor or both. Trustor, upon notice and request by Beneficiary, shall join in any such proceedings. Trustor shall cooperate with Beneficiary in any such proceeding and execute any documents or pleadings required for such purposes. Trustor shall provide Beneficiary with a copy of the Notice of Valuation within ten (10) days after receipt (five (5) days in the case of personal property). If Beneficiary is successful in contesting any valuation, Trustor shall reimburse Beneficiary for all reasonable costs and legal expenses incurred by Beneficiary in connection with any such proceedings, but in no event shall such reimbursement exceed the tax savings achieved for the period covered by the Notice of Valuation. To facilitate the right of Beneficiary to contest any real or personal property tax valuation, levy, or assessment as described above, Trustor does hereby make, constitute and appoint Beneficiary, and its successors and assigns, Trustor's true and lawful attorney-in-fact, in Trustor's name, place and stead, or otherwise, to file any claim or proceeding or to take any action, either in its own name, in that of its nominee, in the name of Trustor, or otherwise, to contest any real or personal property tax valuation, levy, or assessment. The power of attorney given herein is a power coupled with an interest and shall be irrevocable so long as any part of the Obligation remains unpaid or unperformed. Beneficiary shall have no obligation to exercise any of the foregoing rights and powers in any event.

     5.6 In order to insure the payment of taxes and assessments that are now, or hereafter may be, a lien upon the Trust Property, and to insure the payment of all premiums on policies of insurance required herein, Trustor, if required by Beneficiary after an event of default, shall pay to Beneficiary each month to be held in an escrow account in a third party bank selected by Beneficiary in its reasonable discretion, in addition to any other payments required hereunder, an amount equal to the taxes and special assessments levied or to be levied against the Trust Property and the premium or premiums that will become due and payable to maintain the insurance on the Trust Property, all as reasonably estimated by Beneficiary (giving due consideration to the previous year's taxes, assessments and premiums) less all deposits therefore already made, divided by the number of months remaining before one month prior to the date when the taxes, assessments and premiums become delinquent. If amounts paid to Beneficiary under the terms of this paragraph are insufficient to pay all taxes, assessments and premiums as they become due, Trustor shall pay to Beneficiary upon demand all additional sums necessary to fully pay and discharge these items. All moneys paid to Beneficiary under the terms of this paragraph may be either held by Beneficiary in an escrow account with a third party bank selected by Beneficiary in its reasonable discretion to pay the taxes, assessments and premiums before the same become delinquent or applied to the Obligation upon payment by Beneficiary from its own funds of the taxes, assessments and premiums. To the extent provision is not made for payment pursuant to this paragraph, Trustor shall remain obligated to pay all taxes, assessments and premiums as they become due and payable. Beneficiary shall have no liability to Trustor for interest on any deposits.

     5.7 Trustor hereby assigns, transfers and conveys to Beneficiary all compensation and each and every award of damages in connection with any condemnation for public or private use of, or injury to, the Trust Property or any part thereof, to the extent of the Obligation then remaining unpaid, and all such compensation and awards shall be paid directly to Beneficiary. Beneficiary may apply all or any part of such compensation and awards to the payment of the Obligation, whether or not then due, or to the restoration or repair of the Trust Property.

SECTION 6.    PROTECTION AND PRESERVATION OF BENEFICIARY'S INTEREST

     6.1 Trustor, by the payment of any such tax or taxes, shall protect Beneficiary against any and all loss from any taxation of indebtedness or deeds of trust, direct or indirect, that may be imposed upon this Deed of Trust, the lien of this Deed of Trust on the Trust Property, or upon the Obligation, by any law, rule, regulation or levy of the federal government, any state government, or any political subdivision thereof. In the event the burden of such taxation cannot lawfully be shifted from Beneficiary to Trustor, Beneficiary may declare the entire Obligation due and payable sixty (60) days after notice to Trustor.

     6.2 If Trustor shall fail to pay any taxes, assessments, expenses or charges, to keep all of the Trust Property free from liens and claims of liens, to maintain and repair the Trust Property, or to procure and maintain insurance thereon, or otherwise fail to perform as required herein, Beneficiary may advance the monies necessary to pay the same, to accomplish such maintenance and repairs, to procure and maintain such insurance or to so perform; Beneficiary is hereby authorized to enter upon the Trust Property for such purposes.

     6.3 Upon written request by Beneficiary, and excluding any actions by Beneficiary to object to claims in Beneficiary's pending Chapter 11 bankruptcy case, Trustor shall appear in and prosecute or defend any action or proceeding that may affect the lien or the priority of the lien of this Deed of Trust or the rights of Beneficiary hereunder and shall pay all costs, expenses (including the cost of searching title) and attorneys' fees incurred in such action or proceeding. Beneficiary may appear in and defend any action or proceeding purporting to affect the lien or the priority of the lien of this Deed of Trust or the rights of Beneficiary. Beneficiary may pay, purchase, contest or compromise any adverse claim, encumbrance, charge or lien that in the judgment of Beneficiary appears to be prior or superior to the lien of this Deed of Trust, other than any Permitted Exceptions.

     6.4 Without obtaining the prior written consent of Beneficiary not to be unreasonably withheld, Trustor shall not sell, transfer, convey, assign or otherwise dispose of, or further encumber, all or any material part of the Trust Property or any interest therein, voluntarily or involuntarily, by operation of law or otherwise. If Trustor is a corporation, partnership, joint venture or trust, any material change in the ownership or management of, or interest in, Trustor, or any pledge or encumbrance of any interest in Trustor, shall be deemed to be a transfer of the Trust Property. Upon the occurrence of any such transaction with Beneficiary's consent, or without Beneficiary's consent if Beneficiary elects not to exercise its rights and remedies for an Event of Default, Beneficiary (i) may increase the interest rate on all or any part of the Obligation as set forth in the Note; (ii) may charge a loan fee and a processing fee in connection with the change; and (iii) shall not be obligated to release Trustor from any liability hereunder or for the Obligation except to the extent required by law. Consent to any such transaction shall not be deemed to be consent or a waiver of the requirement of consent to any other such transaction.

     6.5 Without obtaining the prior written consent of Beneficiary, Trustor shall not consent to, or vote in favor of, the inclusion of all or any part of the Trust Property in any Community Facilities District formed pursuant to the Community Facilities District Act, A.R.S. Section 48-701, et seq., as amended from time to time. Trustor shall immediately give notice to Beneficiary of any notification or advice that Trustor may receive from any municipality or other third party of any intent or proposal to include all or any part of the Trust Property in a Community Facilities District. Beneficiary shall have the right to file a written objection to the inclusion of all or any part of the Trust Property in a Community Facilities District, either in its own name or in the name of Trustor, and to appear at, and participate in, any hearing with respect to the formation of any such district.

     6.6 All rights, powers and remedies granted Beneficiary herein, or otherwise available to Beneficiary, are for the sole benefit and protection of Beneficiary, and Beneficiary may exercise any such right, power or remedy at its option and in its sole and absolute discretion without any obligation to do so. In addition, if, under the terms hereof, Beneficiary is given two or more alternative courses of action, Beneficiary may elect any alternative or combination of alternatives, at its option and in its sole and absolute discretion. All monies advanced by Beneficiary under the terms hereof and all amounts paid, suffered or incurred by Beneficiary in exercising any authority granted herein, including reasonable attorneys' fees, shall be added to the Obligation, shall be secured by this Deed of Trust, shall bear interest at the highest rate payable on any of the Obligation until paid, and shall be due and payable by Trustor to Beneficiary immediately without demand.

     6.7 Trustor, upon receipt of Beneficiary's reasonable written request, shall promptly correct any defect, error or omission that may be discovered in the content of this Deed of Trust or in the execution or acknowledgment hereof. In addition, Trustor shall do such further acts as may be necessary or that Beneficiary may reasonably request to carry out more effectively the purposes of this Deed of Trust, to subject any property intended to be encumbered hereby to the lien and security interest hereof, and to perfect and maintain the lien and security interest hereof.

     6.8 When requested by Beneficiary, from time to time, Trustor shall promptly deliver, in writing, such information as Beneficiary shall reasonably request relating to the results of the financial operation of the Trust Property. Upon ten (10) days' request, Beneficiary may have access to Trustor's books and records to enable Beneficiary to verify the results of the financial operation of the Trust Property.

SECTION 7.     REPRESENTATIONS AND WARRANTIES

     7.1 Trustor is a (i) duly organized, validly existing and in good standing under the laws of the state in which it is organized; (ii) is qualified to do business and is in good standing under the laws of the state in which the Trust Property is located and in each state in which it is doing business;
(iii) has full power and authority to own its properties and assets and to carry on its business as now conducted; and (iv) is fully authorized and permitted to execute and deliver this Deed of Trust. To Trustor's knowledge the execution, delivery and performance by Trustor of this Deed of Trust and all other documents and instruments relating to the Obligation will not result in any material breach of the terms or conditions or constitute a default under any agreement or instrument under which Trustor is a party or is obligated. Trustor is not in material default in the performance or observance of any covenants, conditions or provisions of any such agreement or instrument.

     7.2 The liens, security interests and assignments created hereby will be valid, effective, properly perfected and enforceable liens, security interests and assignments.

     7.3 All representations and warranties made herein shall survive the execution hereof, the execution and delivery of all other documents and instruments in connection with the Obligation, and until the Obligation has been fully paid and performed.

SECTION 8.     DEFAULTS; REMEDIES

     8.1 The occurrence of any of the following events or conditions shall constitute an "Event of Default" under this Deed of Trust:

          (a) Any failure to pay any principal or interest or any other part of the Obligation when the same shall become due and payable and such failure continues for ten (10) days after written notice thereof to Trustor. No notice, however, shall be required after maturity of any of the Obligation.

          (b) Any failure or neglect to perform or observe any of the covenants, conditions, provisions or agreements of this Deed of Trust, the Note, the Grant of Production Payment (the "Royalty Agreement") of even date herewith by and between Trustor and Beneficiary, and that Environmental Indemnification Agreement (the "Indemnity Agreement") dated of even date herewith, by and between Trustor and Beneficiary; or any other document or instrument executed or delivered in connection with the Obligation (other than a failure or neglect described in one or more of the other provisions of this Paragraph 8.1) and such failure or neglect either (i) continues unremedied for a period of thirty (30) days after written notice thereof to Trustor, or
(iii) can be remedied, although not within thirty (30) days even by prompt and diligent action, but such remedy is not commenced within thirty (30) days written notice after thereof to Trustor or is not diligently prosecuted to completion within a total of one hundred twenty (120) days from the date of such notice.

          (c) Any warranty, representation or statement contained in this Deed of Trust, the Note, the Indemnity Agreement, the Royalty Agreement, or any other document or instrument executed or delivered in connection with the Obligation, or made or furnished to Beneficiary by or on behalf of Trustor, that shall be or shall prove to have been false when made or furnished and such warranty, representation or statement
(i) continues unremedied for a period of thirty (30) days after written notice thereof to Trustor, or (iii) can be remedied, although not within thirty (30) days even by prompt and diligent action, but such remedy is not commenced within thirty (30) days written notice after thereof to Trustor or is not diligently prosecuted to completion within a total of one hundred twenty (120) days from the date of such notice.

          (d) The filing by Trustor, (or against Trustor or to which Trustor acquiesces or that is not dismissed within forty-five (45) days after the filing thereof) of any proceeding under the federal bankruptcy laws now or hereafter existing or any other similar statute now or hereafter in effect; the entry of an order for relief under such laws with respect to Trustor; or the appointment of a receiver, trustee, custodian or conservator of all or any part of the assets of Trustor.

           (e) The insolvency of Trustor, or the execution by Trustor of an assignment for the benefit of creditors; or the convening by Trustor of a meeting of its creditors, or any class thereof, for purposes of effecting a moratorium upon or extension or composition of its debts; or the failure of Trustor to pay its debts as they mature; or if Trustor is generally not paying its debts as they mature.

          (f) The admission in writing by Trustor that it is unable to pay its debts as they mature or that it is generally not paying its debts as they mature.

          (g) The liquidation, termination or dissolution of Trustor or any such endorser or guarantor, if a corporation, partnership or joint venture.

          (h) Any levy or execution upon, or judicial seizure of, any portion of the Trust Property, the Personal Property, or any other collateral or security for the Obligation.

          (i) Any attachment or garnishment of, or the existence or filing of any lien or encumbrance other than any Permitted Exceptions against, any portion of the Trust Property, the Personal Property, or any other collateral or security for the Obligation, that is not removed or released within fifteen (15) days after its creation.

          (j) The institution of any legal action or proceedings to enforce any lien or encumbrance upon any portion of the Trust Property, the Personal Property, or any other collateral or security for the Obligation, that is not dismissed within fifteen
(15) days after its institution.

          (k) The abandonment by Trustor of all or any part of the Trust Property.

          (l)  The existence of any encroachment upon the Trust
Property that has occurred without the approval of Beneficiary that is not removed or corrected within thirty (30) days after its creation.

          (m) The demolition or destruction of, or any substantial damage to, any portion of the Trust Property that is not adequately covered by insurance, or the loss, theft or destruction of, or any substantial damage to, any portion of the Personal Property or any other collateral or security for the Obligation, that is not adequately covered by insurance.

          (n) Subject to Section 8.1(b) or 8.1(c) above, the occurrence of any event of default under the Note, the Indemnity
Agreement, the Royalty Agreement, or any other document or instrument executed or delivered in connection with the Obligation.

     8.2 Upon the occurrence of any Event of Default, and at any time while such Event of Default is continuing, Beneficiary may do one or more of the following:

          (a) Declare the entire Obligation to be immediately due and payable, and the same, with all costs and charges, shall be collectible thereupon by action at law.

           (b) Give such notice of default and of election to cause the Trust Property to be sold as may be required by law or as may be necessary to cause Trustee to exercise the power of sale granted herein. Trustee shall then record and give such notice of trustee's sale as then required by law and, after the expiration of such time as may be required by law, may sell the Trust Property at the time and place specified in the notice of sale, as a whole or in separate parcels as directed by Beneficiary, or by Trustor to the extent required by law, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale, all in accordance with applicable law. Trustee, from time to time, may postpone or continue the sale of all or any portion of the Trust Property by public declaration at the time and place last appointed for the sale. No other notice of the postponed sale shall be required. Upon any sale, Trustee shall deliver its deed conveying the property sold, without any covenant or warranty, express or implied, to the purchaser or purchasers at the sale. The recitals in such deed of any matters or facts shall be conclusive as to the accuracy thereof. Any person, including Trustor, Trustee or Beneficiary, may purchase at the sale.

          (c) Commence proceedings for foreclosure of this Deed of Trust in the manner provided by law for the foreclosure of a real property mortgage.

          (d) Exercise any or all of the remedies of a secured party under the Uniform Commercial Code with respect to the Personal Property. If Beneficiary should proceed to dispose of any of the Personal Property in accordance with the provisions of the Uniform Commercial Code, ten (10) days' notice by Beneficiary to Trustor shall be deemed to be commercially reasonable notice under any provision of the Uniform Commercial Code requiring notice. Trustor, however, agrees that all property of every nature and description, whether real or personal, covered by this Deed of Trust, together with all personal property used on or in connection with the Premises or any business conducted thereon by the Trustor and covered by separate security agreements, is encumbered as one unit, that this Deed of Trust and such security interests, at Beneficiary's option, may be foreclosed or sold in the same proceeding, and that all property encumbered (both realty and personalty), at Beneficiary's option, may be sold as such in one unit as a going business, subject to the provisions of applicable law.

          (e) Without regard to the adequacy of any security for the Obligation or the solvency of Trustor or any other person or entity, send notifications to any and all lessees and tenants under the Leases that all Rents shall be paid to Beneficiary. Thereafter, Beneficiary shall be entitled to collect the Rents until Trustor cures all Events of Default and may apply the Rents collected at its sole discretion to the maintenance of the Trust Property and/or the payment of the Obligation.

          (f) Apply any funds in the possession or control of Beneficiary under the provisions of Paragraph 5.6 hereof to the payment of the Obligation, in lieu of the purposes specified in that paragraph.

           (g) Apply for and obtain, without regard to the adequacy of any security for the Obligation or the solvency of the Trustor or any other person or entity, a receiver by any court of competent jurisdiction to take charge of all the Trust Property, to manage, operate and carry on any business then being conducted or that could be conducted on the Premises, to carry on, protect, preserve, replace and repair the Trust Property, and receive and collect all Rents and to apply the same to pay the receiver's expenses for the operation of the Trust Property and then in the manner provided in Paragraph 3.3 herein. Upon appointment of said receiver, Trustor shall immediately deliver possession of all of the Trust Property to such receiver.
Neither the appointment of a receiver for the Trust Property by any court at the request of Beneficiary or by agreement with Trustor nor the entering into possession of all or any part of the Trust Property by such receiver shall constitute Beneficiary a "mortgagee in possession" or otherwise make Beneficiary responsible or liable in any manner with respect to the Trust Property or the occupancy, operation or use thereof. Trustor agrees that Beneficiary shall have the absolute and unconditional right to the appointment of a receiver in any independent and/or separate action brought by Beneficiary regardless of whether Beneficiary seeks any relief in such action other than the appointment of a receiver. In that respect, Trustor waives any express or implied requirement under common law or A.R.S. 12-1241 that a receiver may be appointed only ancillary to other judicial or non-judicial relief.

          (h) Without regard to the adequacy of any security for the Obligation or the solvency of Trustor or any other person or entity, enter upon and take possession of all or any part of the Trust Property, either in person or by agent or employee, or by a receiver appointed by a court of competent jurisdiction; Trustor shall on written demand peaceably surrender possession of the Trust Property to Beneficiary. Beneficiary, in its own name or in the name of Trustor, may operate and maintain all or any part of the Trust Property to such extent as Beneficiary deems advisable, may rent and lease the same to such persons, for such periods of time, and on such terms and conditions as Beneficiary in its reasonable discretion may determine, and may sue for or otherwise collect any and all Rents, including those past due and unpaid. In dealing with the Trust Property as a beneficiary in possession, Beneficiary shall not be subject to any liability, charge, or obligation therefor to Trustor, other than for gross negligence and wilful misconduct, and shall be entitled to operate any business then being conducted or which could be conducted thereon or therewith at the expense of and for the account of Trustor (and all net losses, costs and expenses thereby incurred shall be advances governed by Paragraph 6.6 hereof), to the same extent as the owner thereof could do, and to apply the Rents to pay the receiver's expenses, if any, for the operation of the Trust Property and then in the manner provided in Paragraph 3.3 herein.

     8.3 Trustor shall pay all reasonable costs and expenses, including without limitation costs of title searches and title policy commitments, Uniform Commercial Code searches, court costs and reasonable attorneys' fees, incurred by Beneficiary in enforcing payment and performance of the Obligation or in exercising the rights and remedies of Beneficiary hereunder. All such costs and expenses shall be secured by this Deed of Trust and by all other lien and security documents securing the Obligation. In the event of any court proceedings, court costs and attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained by Beneficiary.

     8.4 In addition to any remedies provided herein for an Event of Default, Beneficiary shall have all other legal or equitable remedies allowed under applicable law (including specifically that of foreclosure of this instrument as though it were a mortgage). No failure on the part of Beneficiary to exercise any of its rights hereunder arising upon any Event of Default shall be construed to prejudice its rights upon the occurrence of any other or subsequent Event of Default. No delay on the part of Beneficiary in exercising any such rights shall be construed to preclude it from the exercise thereof at any time while that Event of Default is continuing. Beneficiary may enforce any one or more remedies or rights hereunder successively or concurrently. By accepting payment or performance of any of the Obligation after its due date, Beneficiary shall not thereby waive the agreement contained herein that time is of the essence, nor shall Beneficiary waive either its right to require prompt payment or performance when due of the remainder of the Obligation or its right to consider the failure to so pay or perform an Event of Default. In any action by Beneficiary to recover a deficiency judgment for any balance due under the Note upon the foreclosure of this Deed of Trust or in any action to recover the Obligation or Obligations secured hereby, and as a material inducement to making the loan evidenced by the Note, Trustor acknowledges and agrees that the successful bid amount made at any judicial or non-judicial foreclosure sale, if any, shall be conclusively deemed to constitute the fair market value of the Premises, that such bid amount shall be binding against Trustor in any proceeding seeking to determine or contest the fair market value of the Premises and that such bid amount shall be the preferred alternative means of determining and establishing the fair market value of the Premises. Trustor hereby waives and relinquishes any right to have the fair market value of the Premises determined by a judge or jury in any action seeking a deficiency judgment or any action on the Obligation or Obligations secured hereby, including, without limitation, a hearing to determine fair market value pursuant to A.R.S. 12-1566, 33-814, 33-725 or 33-727.

SECTION 9.     GENERAL PROVISIONS

     9.1 Trustor shall defend, indemnify and hold harmless Beneficiary, any successors to Beneficiary's interest in the Trust Property, any purchaser of the Trust Property upon foreclosure, and all shareholders, directors, officers, employees and agents of all of the foregoing and their heirs, personal representatives, successors and assigns from and against all claims, costs, expenses, actions, suits, proceedings, losses, damages and liabilities of any kind whatsoever, including but not limited to all amounts paid in settlement of, and all reasonable costs and expenses (including reasonable attorneys' fees) incurred in defending or settling, any actual or threatened claim, action, suit or proceeding, directly or indirectly arising out of or relating to the Obligation, this Deed of Trust, or the Trust Property, occurring from and after the sale of the Trust Property to Trustor, including but not limited to (i) any violation of or claim of violation of the ADA with respect to the Trust Property; or (ii) any breach of any of the warranties, representations and covenants contained herein. This indemnity provision shall continue in full force and effect and shall survive the payment and performance of the Obligation, the release of record of the lien of this Deed of Trust, any foreclosure (or action in lieu of foreclosure) of this Deed of Trust, the exercise by Beneficiary of any other remedy under this Deed of Trust or any other document or instrument evidencing or securing the Obligation, and any suit, proceeding or judgment against Trustor by Beneficiary hereon.

     9.2 The acceptance of this Deed of Trust by Beneficiary shall not be considered a waiver of or in any way to affect or impair any other security that Beneficiary may have, acquire simultaneously herewith, or hereafter acquire for the payment or performance of the Obligation, nor shall the taking by Beneficiary at any time of any such additional security be construed as a waiver of or in any way to affect or impair the security of this Deed of Trust; Beneficiary may resort, for the payment or performance of the Obligation, to its several securities therefor in such order and manner as it may determine.

     9.3 Without notice or demand, without affecting the obligations of Trustor hereunder or the personal liability of any person for payment or performance of the Obligation, and without affecting the lien or the priority of the lien of this Deed of Trust, Beneficiary, from time to time, may: (i) extend the time for payment of all or any part of the Obligation, accept a renewal note therefor, reduce the payments thereon, release any person liable for all or any part thereof, or otherwise change the terms of all or any part of the Obligation; (ii) take and hold other security for the payment or performance of the Obligation and enforce, exchange, substitute, subordinate, waive or release any such security; (iii) consent to the making of any map or plat of the Trust Property; (iv) join in granting any easement on or in creating any covenants, conditions or restrictions affecting the use or occupancy of the Trust Property; (v) join in any extension or subordination agreement; or (vi) release or direct Trustee to release any part of the Trust Property from this Deed of Trust. Any such action by Beneficiary, or Trustee at Beneficiary's direction, may be taken without the consent of any junior lienholder and shall not affect the priority of this Deed of Trust over any junior lien.

     9.4 Trustor waives and agrees not to assert: (i) any right to require Beneficiary to proceed against any guarantor, to proceed against or exhaust any other security for the Obligation, to pursue any other remedy available to Beneficiary, or to pursue any remedy in any particular order or manner; (ii) the benefits of any legal or equitable doctrine or principle of marshalling;
(iii) the benefits of any statute of limitations affecting the enforcement hereof; (iv) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment, relating to the Obligation; and
(v) any benefit of, and any right to participate in, any other security now or hereafter held by Beneficiary.

     9.5 When all of the Obligation has been paid, Trustee (and Beneficiary if necessary to clear title), upon payment of Trustee's fees, shall promptly reconvey, without warranty, the Trust Property to Trustor and Beneficiary shall promptly deliver to Trustor the Note marked canceled and the Deed of Trust whereupon this Deed of Trust shall be terminated for all purposes. The recitals in such reconveyance of any matters or facts shall be conclusive as to the accuracy thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

     9.6 Beneficiary or Trustee, or both, shall have the right to inspect the Trust Property at all reasonable times.

     9.7 Time is of the essence hereof. If more than one Trustor is named herein, the word "Trustor" shall mean all and any one or more of them, severally and collectively. All liability hereunder shall be joint and several. This Deed of Trust shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns. The term "Beneficiary" shall include not only the original Beneficiary hereunder but also any future owner and holder, including pledgees, of the Note. The provisions hereof shall apply to the parties according to the context thereof and without regard to the number or gender of words or expressions used.

     9.8 The acceptance by Trustee of this trust shall be evidenced when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. The trust created hereby is irrevocable by Trustor.

     9.9 This Deed of Trust cannot be changed except by agreement, in writing, signed by Trustor and Beneficiary.

     9.10 No setoff or claim that Trustor now has or may in the future have against Beneficiary shall relieve Trustor from paying or performing the Obligation.

     9.11 Each term, condition and provision of this Deed of Trust shall be interpreted in such manner as to be effective and valid under applicable law but if any term, condition or provision of this Deed of Trust shall be held to be void or invalid, the same shall not affect the remainder hereof which shall be effective as though the void or invalid term, condition or provision had not been contained herein. In addition, should this instrument be or become ineffective as a deed of trust, then these presents shall be construed and enforced as a realty mortgage with the Trustor being the Mortgagor and Beneficiary being the Mortgagee.

     9.12 This Deed of Trust, the Obligation and the agreements of any person or entity to pay or perform the Obligation shall be governed by and construed according to the laws of the State of Arizona.

     9.13 All notices required or permitted to be given hereunder shall be in writing and may be given in person or by United States mail, by delivery service or by electronic transmission. Any notice directed to a party to this Deed of Trust shall become effective upon the earliest of the following: (i) actual receipt by that party; (ii) delivery to the designated address of that party, addressed to that party; or (iii) if given by certified or registered United States mail, twenty-four (24) hours after deposit with the United States Postal Service, postage prepaid, addressed to that party at its designated address. The designated address of a party shall be the address of that party shown at the beginning of this Deed of Trust or such other address as that party, from time to time, may specify by notice to the other parties.

     9.14 As further security for the payment and performance of the Obligation, Beneficiary shall be subrogated to the lien, although released of record, of any and all encumbrances paid from the proceeds of any loan included in the Obligation.

     IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

                              NORD COPPER CORPORATION, A Delaware
                              corporation


                              By   /s/ Ray W. Jenner

                              Its   VP-Finance
                                                  TRUSTOR







STATE OF ARIZONA    )
                    ) ss.
County of Pima      )

     The foregoing instrument was acknowledged before me this 8th
day of June, 1999, by    Ray Jenner     , the    VP-Finance
of NORD COPPER CORPORATION, a Delaware corporation, on behalf of that corporation.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                              /s/ Sue Utter
                              Notary Public

My commission expires:

February 22, 2003